Exhibit 99.4
                                                                   ------------


        Selected Consolidated Financial Data Consolidated Statements of
            Operations for the nine months ended September 30, 2002
           and Selected Balance Sheet Data as of September 30, 2002.

      (Amounts in thousands of euros, except share and per share amounts)


                                                                   UPC N.V.

                                                                Consolidated
                                                                -------------
                                                                 (Unaudited)
Statement of Operations Data:

Service and other revenue......................................   1,046,101
Operating expense..............................................    (566,952)
Selling. general and administrative expense....................    (297,909)
Depreciation and amortization..................................    (534,679)
Impairment and restructuring charges...........................     (23,635)
                                                                 -----------
  Net operating loss...........................................    (377,074)
Interest income................................................      17,309
Interest expense...............................................    (669,088)
Provision for loss on investments..............................      (7,957)
Gain (loss) on sale of business................................           -
Foreign exchange gain (loss) and other income (expense). net...     324,678
                                                                 -----------
  Net loss before income taxes and other items.................    (712,132)
Share in results of affiliated companies. net..................     (36,913)
Minority interests in subsidiaries.............................     (10,387)
Income tax benefit (expense)...................................      (1,607)
                                                                 -----------
  Net loss before cumulative effect of change in
   accounting principle........................................    (761,039)
Extraordinary gain.............................................     471,718
Cumulative effect of change in accounting principle*...........  (1,498,871)
                                                                 -----------
 Net loss *....................................................  (1,788,192)


Basic and diluted net loss attributable to
 common shareholders*..........................................  (1,890,999)

Basic and diluted net loss per ordinary
 share before cumulative effect in accounting principle........       (1.72)

Basic and diluted net loss per ordinary share*.................       (4.03)

Weighted-average number of ordinary shares
 outstanding................................................... 443,417,525

Selected Balance Sheet Data (period end):

Non-restricted cash and cash equivalents.......................     301,094
Other current assets...........................................     356,458
Investments in and advances to affiliated
 companies.....................................................     126,205
Property, plant and equipment..................................   3,331,134
Goodwill and other intangible assets. net*.....................   1,394,511
                                                                 -----------
    Total assets*..............................................   5,522,889
                                                                 ===========
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Selected Balance Sheet Data
as of September 30, 2002 (continued)

                                                                  UPC N.V.

                                                                Consolidated
                                                                -------------
                                                                 (Unaudited)

Short-term debt and current portion of long-term debt(1).......   8,464,431
Other current liabilities......................................     934,269
Long-term debt.................................................     451,314
Other non-current liabilities..................................     280,866
                                                                 -----------
    Total liabilities..........................................  10,130,880
                                                                 ===========
Minority interest in subsidiaries..............................      13,723
Convertible preferred stock....................................   1,608,248
Total shareholders' deficit*...................................  (6,229,962)
                                                                 ===========


* The goodwill impairment test as of January 1, 2002 resulted in a reduction in the carrying value of net goodwill of 1,498,871 and in a non-cash charge of 1,498,871.

     (1) As discussed in Note 2 -"Risks and Going Concern Uncertainties" of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002, attached as Annex E hereto, since March 3, 2002, the Company has been in default under the UPC Notes and the Belmarken Notes and has received the UPCD Facility Waiver. Accordingly, these borrowings have been reclassified to the current portion of long-term debt.